Due to Affiliates	6 Months Ended
Jun. 30, 2025
Due to Affiliates [Abstract]
Due to affiliates

15. Due to affiliates

The Company incurred consultancy charges to certain members of the Board of Directors of the Company (“Directors”) recognized as selling, general and administrative expenses in the Condensed Consolidated Statements of Operations and Comprehensive Loss amounting to approximately $50,000 for each of the six months ended June 30, 2025 and 2024. The amount outstanding to such Directors as of June 30, 2025, and December 31, 2024 is approximately $150,000 and $100,000, respectively, which is included in the due to affiliates in the Condensed Consolidated Balance Sheet.

The Company incurred compensation expenses to the Chief Executive Officer of the Company (“CEO”) recognized as selling, general and administrative expenses in the Condensed Consolidated Statements of Operations and Comprehensive Loss amounting to approximately $130,000 for each of the six months ended June 30, 2025 and 2024. The amount outstanding as of the end of June 30, 2025 and December 31, 2024, to the CEO is $353,795 and $282,777 respectively, which is included in Salary and Employment Benefits Payable in the Condensed Consolidated Balance Sheets. See also Note 7 for the settlement of a portion of the salary payable.

Certain Directors have provided short-term advances to the Company from time to time, amounting to approximately $15,000 as of June 30, 2025. This is included due to affiliates in the accompanying Condensed Consolidated Balance Sheets and is yet to be repaid as of the date of these financial statements.